For Immediate Release

Contact: Brian Mazar, Vice President of Investor Relations, 508-482-2193

               WATERS CORPORATION REPORTS ON THE IMPACT OF RECENT
                  LITIGATION ON 2001 RESULTS AND 2002 OUTLOOK

   Milford, Mass., Monday, March 25, 2002 - Waters Corporation (NYSE:WAT) revised its 2001 results and updated its earnings outlook for 2002 first quarter and full year as a result of an unfavorable ruling in the patent litigation involving certain mass spectrometry products sold in the United States.

   The judgement is specific to the Company's Quattro Ultima(TM) product offerings. However, because the high-end Q-TOF family of products uses similar technology, the Company has decided to hold shipment of these products as well in the United States. Affected products are the Quattro Ultima(TM), Q-TOF API(TM), Q-TOF Maldi(TM) and Q-TOF Global(TM). All other mass spectrometry products including the Q-TOF Micro(TM) and Quattro Micro(TM) are not affected.

   Even though the Company plans to aggressively appeal this verdict, it has revised its 2001 results, previously reported in a January 2002 press release, to include a $75 million pre-tax provision for estimated costs related to this matter. This has reduced earnings per share for the year from $1.23 per diluted share to $.83 per diluted share. Adjusted financial statements are attached.

   In light of the current litigation status facing the Company, it has reforecasted its view of 2002 and the Company now estimates that sales growth in Q1 and full year to be 5% and 9% respectively before currency impacts and 2% and 7% respectively at actual rates. Earnings per diluted share are now estimated to be between $.27 to $.29 for Q1 and $1.37 to $1.45 for the full year.

   Douglas A. Berthiaume, Chairman and Chief Executive Officer, said, "The result of the recent litigation involving several of our mass spectrometry offerings has been a significant disappointment. We still believe that we have a strong defense and we will pursue the appeals process while we proceed with our efforts to introduce new products in the second half of this year that incorporate pre-existing, non-infringing technology."

   The Company will webcast its conference call to discuss this update this morning at 9:00 a.m. eastern time. To listen to the call, connect to www.waters.com and access the investor relations section. A replay will be
--------------
available through March 28, 2002 similarly by webcast and also by phone at 402-998-1463.

CAUTIONARY STATEMENT

     Most statements contained herein are forward looking. All such statements reflect only current expectations and actual results may differ materially. The Company does not obligate or commit itself, by providing the guidance above, to update predictions. Many factors could cause results to differ from these statements, including actual results for the balance of the quarter, loss of market share through competition, introduction of competing products by other companies, changes in the healthcare market and the pharmaceutical industry, changes in distribution of the Company's products and foreign exchange fluctuations. Many of these factors are discussed in detail in the Company's Securities and Exchange Commission filings.

Adjusted financial statements:

                       Waters Corporation and Subsidiaries
                      Condensed Consolidated Balance Sheets
                                 (In thousands)

                                                            December 31,                 December 31,
                                                                2001                        2000
Cash and cash equivalents                                      226,798                        75,509
Accounts receivable                                            182,164                       167,713
Inventories                                                    102,718                        87,275
Other current assets                                            11,064                        13,299
   Total current assets                                        522,744                       343,796

Property, plant and equipment, net                             114,207                       102,608
Other assets                                                   249,960                       245,941
   Total assets                                                886,911                       692,345


Notes payable                                                    1,140                         4,879
Accounts payable and accrued expenses                          279,866                       212,902
   Total current liabilities                                   281,006                       217,781

Other liabilities                                               24,160                        22,783
   Total liabilities                                           305,166                       240,564

Total equity                                                   581,745                       451,781
   Total liabilities and equity                                886,911                       692,345

                       Waters Corporation and Subsidiaries
                      Consolidated Statements of Operations
                      (In thousands, except per share data)

                                                               (unaudited)
                                                            Three Months Ended                        Year  Ended
                                                                December 31                           December 31
---------------------------------------------------------------------------------------------------------------------------
                                                             2001            2000                  2001             2000
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net sales                                                  248,679          225,508              859,208          795,071
---------------------------------------------------------------------------------------------------------------------------
Cost of sales                                               89,269           79,854              311,232          288,264
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  Gross profit                                             159,410          145,654              547,976          506,807
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Selling, general and administrative expenses                69,717           65,223              269,706          246,390
---------------------------------------------------------------------------------------------------------------------------
Research and development expenses                           12,029           11,200               46,602           42,513
---------------------------------------------------------------------------------------------------------------------------
Patent litigation provision                                 75,000                -               75,000                -
---------------------------------------------------------------------------------------------------------------------------
Goodwill and purchased technology
   amortization                                              1,867            1,751                7,141            7,077
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  Operating income                                             797           67,480              149,527          210,827
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Other expense (A)                                           (7,066)               -               (7,066)               -
---------------------------------------------------------------------------------------------------------------------------
Interest income, net                                         1,117              857                4,965              135
---------------------------------------------------------------------------------------------------------------------------
  Income (loss) before income taxes                         (5,152)          68,337              147,426          210,962
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Provision for income taxes                                  (3,736)          17,768               32,883           54,849
---------------------------------------------------------------------------------------------------------------------------
  Income (loss) before cumulative effect of
    change in accounting principle                          (1,416)          50,569              114,543          156,113
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Cumulative effect of change in accounting
  principle (B)                                                  -                -                    -          (10,771)
---------------------------------------------------------------------------------------------------------------------------
  Net income (loss)                                         (1,416)          50,569              114,543          145,342
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Income (loss) per basic common share:
---------------------------------------------------------------------------------------------------------------------------
  Net income (loss) before cumulative effect
     of accounting principle change                          (0.01)            0.39                 0.88             1.22
---------------------------------------------------------------------------------------------------------------------------
  Cumulative effect of change in accounting
     principle (B)                                               -               -                     -            (0.08)
---------------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                       (0.01)            0.39                 0.88             1.14
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Income (loss) per diluted common share:
---------------------------------------------------------------------------------------------------------------------------
  Net income (loss) before cumulative effect
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------  ------------------
     of accounting principle change                       (0.01)               0.37                 0.83             1.14
---------------------------------------------------------------------------------------------------------------------------
  Cumulative effect of change in accounting
     principle (B)                                            -                   -                    -            (0.08)
---------------------------------------------------------------------------------------------------------------------------
    Net income (loss)                                     (0.01)               0.37                 0.83             1.06
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Weighted average number of basic common
   shares                                               130,815             129,347              130,559          127,568
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Weighted average number of diluted
    common shares and equivalents                       130,815             137,795              137,509          136,743
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
(A)  Impairment charge for certain equity investments
---------------------------------------------------------------------------------------------------------------------------
(B)  Effect at January 1, 2000 of adopting Securities and Exchange Commission Staff Accounting Bulletin #101, recorded in first quarter 2000
---------------------------------------------------------------------------------------------------------------------------